================================================================================
PROSPECTUS

                               The 59 Wall Street
                         Broad Market Fixed Income Fund

                   21 Milk Street, Boston, Massachusetts 02109
================================================================================

      The Broad Market Fixed Income Fund is a separate series of The 59 Wall Street Fund, Inc. (the Corporation). Shares of the Fund are offered by this Prospectus.

      The Broad Market Fixed Income Fund invests all of its assets in the BBH Broad Market Fixed Income Portfolio (the Portfolio).

      Brown Brothers Harriman is the Investment Adviser for the Portfolio and the Administrator and Shareholder Servicing Agent of the Fund. Shares of the Fund are offered at net asset value without a sales charge.

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    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
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                   The date of this Prospectus is November 15, 2000.

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Objective ......................................................  3
Principal Investment Strategies ...........................................  3
Principal Risk Factors ....................................................  4
Performance Information ...................................................  6
Fees and Expenses of the Fund .............................................  7
Investment Adviser ........................................................  8
Shareholder Information ...................................................  8
Additional Information .................................................... 10

INVESTMENT OBJECTIVE
================================================================================

      The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES
================================================================================

      The Fund invests all of its assets in the BBH Broad Market Fixed Income Portfolio, an investment company having the same investment objective as the Fund. The Investment Adviser invests the assets of the Portfolio in a broad range of fixed income securities, primarily U.S. dollar denominated. The Portfolio's assets may also be invested in non U.S. dollar denominated securities. In pursuing its investment objective, the Portfolio may use a number of techniques. These techniques and the securities used include, but are not limited to the following:

Asset-Backed Securities

Collateralized Bond Obligations

Collateralized Loan Obligations

Collateralized Mortgage Obligations

Convertible Bonds

Convertible Preferred Stocks

Corporate Securities

Domestic and Foreign Government Securities

Domestic and Foreign Government Agency Securities

Event-Linked Securities

Mortgage-Backed Securities

Municipal Obligations

Pass-Through Securities

Stripped Mortgage-Backed Securities

Supranational Securities

Variable and Floating-Rate Obligations

Zero Coupon and Deferred Interest Bonds

Payment-in-Kind Bonds

Forward Contracts on Currencies

Futures Contracts on Bonds, Interest Rates and Indexes

Indexed Securities/Structured Products

Options on Foreign Currencies, Futures Contracts, Securities and Swaps

Reset Options

Yield Curve Options

Preferred Stocks

Repurchase Agreements

Reverse Repurchase Agreements

Restricted Securities

Short Term Instruments

Swaps and Related Derivative Instruments

TBA Mortgage-Backed Securities

"When-Issued" Securities

144A Securities

      The Investment Adviser seeks to deliver superior risk adjusted returns relative to the Lehman Brothers Aggregate Bond Index by relying upon securities selection based upon proprietary credit research and a quantitative decision framework. The Adviser also seeks to forecast excess returns for each market sector by identifying sectors with superior risk adjusted prospects (based on each sector's historic volatility characteristics). Sector positions are taken in proportion to the Investment Adviser's conviction, expectations of return and risk, and the Fund's investment policies. The Investment Adviser's Bond Policy Group establishes risk parameters for the Portfolio and monitors the distribution of risk across sector, duration and currency categories.

      Under normal circumstances the Investment Adviser invests at least 65% of the assets of the Portfolio in a broad range of investment grade fixed income securities. An investment grade security is one rated investment grade at the time of purchase, by either a nationally recognized statistical rating organization such as Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch IBCA or Duff & Phelps Credit Rating Co. (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized statistical rating organization). In the event that a security is downgraded below investment grade, the Investment Adviser will use his or her expertise and judgement to evaluate when and if to sell the below investment grade security. The weighted average rating of the total Portfolio's holdings will be investment grade.

      The Investment Adviser may invest a portion of the assets of the Portfolio in fixed income securities rated below investment grade or if unrated, determined by the Adviser to be of comparable quality. These non investment grade securities are commonly referred to as high yield securities or junk bonds. The Investment Adviser of the Portfolio may invest in derivative products, such as interest rate swaps or other investment companies, in order to obtain participation in non investment grade securities. The Investment Adviser to such investment companies may be Brown Brothers Harriman.

      Rather than investing directly in the securities in which the Portfolio primarily invests, the Portfolio may use other investment techniques to gain exposure to market movements related to such securities, such as entering into a series of contracts to buy or sell such securities and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed.

PRINCIPAL RISK FACTORS
================================================================================

      The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

o     Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o  Interest Rate Risk:

      Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities.

o     Credit Risk:

      Credit risk refers to the likelihood that an issuer will default on interest or principal payments.

o     Issuer Risk:

      The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o     Liquidity Risk:

      Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Securities in the Portfolio are generally less liquid than many other investments including but not limited to securities issued by the U.S. government, commercial paper and those of higher rated investment grade corporate securities.

o     Maturity Risk:

      Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a fund's investments will affect the volatility of a fund's share price.

o     Mortgage Risks:

      Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

o     Derivatives Risk:

      Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

o     Foreign Investment Risk:

      Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, or limitations on the removal of funds or assets may adversely affect the value of the investments in the Portfolio. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to interest paid to the Portfolio by domestic issuers.

      Because foreign securities generally are denominated and pay interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the assets of the Portfolio as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Portfolio also incurs costs in connection with conversion between various currencies.

o     Leveraging Risk:

      The use of derivatives may create leveraging risk. The use of leveraging may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

o     Non Investment Grade Security Risk:

      If and to the extent that the Portfolio invests directly or indirectly in non investment grade securities and unrated securities of similar credit quality (commonly known as "junk bonds"), it may be subject to greater levels of market, interest rate, credit, issuer and liquidity risk than a fund that does not invest in such securities. Non investment grade securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for non investment grade securities and reduce the Portfolio's ability to sell its non investment grade securities (See "Liquidity Risk").

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PERFORMANCE INFORMATION
================================================================================

      Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the BBH Broad Market Fixed Income Portfolio adjusted to assume that all charges, expenses and fees which are presently in effect for the Fund were deducted during such periods, as permitted by applicable SEC staff interpretations. Since the Fund has not been in existence for a full calendar year, bar chart and table information are not included.

FEES AND EXPENSES OF THE FUND
================================================================================

      The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

        Maximum Sales Charge (Load)
        Imposed on Purchases ....................................  None
        Maximum Deferred Sales Charge (Load) ....................  None
        Maximum Sales Charge (Load)
        Imposed on Reinvested Dividends .........................  None
        Redemption Fee ..........................................  None
        Exchange Fee ............................................  None

                         ANNUAL FUND OPERATING EXPENSES/1/

    (Expenses that are deducted from Fund assets as a percentage of average net assets)

        Other Expenses
        Administration Fee ......................................  0.11%
        Expense Payment Agreement ...............................  0.44
                                                                   ----
        Total Annual Fund Operating Expenses/2/ .................  0.55%
                                                                   ====

----------
/1/   The expenses shown for the Fund include the expenses of the Portfolio.
/2/ The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses to 0.55%. Included within the expense payment agreement is a management fee of 0.30% and a shareholder servicing/eligible institution fee of 0.05%.

                                   EXAMPLE/3/

      This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

        1 year ..................................................  $ 56
        3 years .................................................  $176

----------
/3/   The example above reflects the expenses of the Fund and the Portfolio.

INVESTMENT ADVISER
================================================================================

      The Investment Adviser to the Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Trustees of the Portfolio, the Investment Adviser makes the day-to-day investment decisions for the Portfolio, places the purchase and sale orders for the portfolio transactions of the Portfolio, and generally manages the Portfolio's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At June 30, 2000, it managed total assets of approximately $35 billion.

      A team of individuals manages the Portfolio's securities on a day-to-day basis. This team includes Mr. Glenn E. Baker, Mr. Gregory S. Steier and Mr. James J. Evans. Mr. Baker holds a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996. Prior to joining Brown Brothers Harriman, he worked at Fleet Investment Advisers.

      The Portfolio pays the Investment Adviser an annual fee, computed daily and payable monthly, equal to 0.30% of the average daily net assets of the Portfolio. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION
================================================================================

                                 NET ASSET VALUE

      The Corporation determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of the Fund's net asset value is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

      The Portfolio values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Portfolio's Trustees.

                               PURCHASE OF SHARES

      The Corporation offers shares of the Fund on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order, including acceptable payment for such order, prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman, the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's custodian, Brown Brothers Harriman, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

      The Corporation executes your redemption request at the next net asset value calculated after the Corporation receives your redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $100,000, which may be amended from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

   Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                           DIVIDENDS AND DISTRIBUTIONS

      The Corporation declares and pays to shareholders substantially all of the Fund's net income and realized net short-term capital gains monthly as a dividend, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The Fund's net income and realized net capital gains include that Fund's pro rata share of the Portfolio's net income and realized net capital gains.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

ADDITIONAL INFORMATION
================================================================================

      Investment Structure. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different aggregate performance results. The Corporation may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of the Fund to do so.

The 59 Wall Street
Broad Market
Fixed Income Fund

More information on the Fund is available free upon request, including the following:

o     Annual/Semi-Annual Report
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)
Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:

o     By telephone
      1-800-625-5759

o     By mail write to the Fund's Shareholder Servicing Agent:
      Brown Brothers Harriman
      59 Wall Street
      New York, New York 10005

o     By E-mail send your request to:
      59wall@bbh.com

o     On the Internet:
      Text-only versions of Fund documents can be viewed online or downloaded from:

            Brown Brothers Harriman
            http://www.bbhco.com
            SEC
            http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                           SEC file number: 811-06139

                         Broad Market Fixed Income Fund

                                   Prospectus

                                November 15, 2000